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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington D.C. 20549

                                      FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                EXCHANGE ACT OF 1934


          DATE OF REPORT (Date of earliest event reported):  April 6, 1999
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                           PRECEPT BUSINESS SERVICES, INC.
                (Exact name of registrant as specified in its charter)

                        Commission file number:  000-23735
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              Texas                                         75-2487353
   (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                       Identification No.)

 1909 Woodall Rodgers Freeway, Suite 500                       75201
  (Address of principal executive offices)                   (Zip Code)

          Registrant's telephone number, including area code: (214) 754-6600



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ITEM 5.        OTHER EVENTS.

     On March 22, 1999, Precept Business Services, Inc. ("Precept") signed a Revolving Line of Credit Agreement ("Credit Agreement") with Bank One, Texas, N.A. The Credit Agreement provides up to $40 million for borrowing by Precept to be used for acquisitions, working capital and general corporate purposes.
The amount available to borrow under the Credit Agreement is determined based on a multiple of three times the trailing twelve months pro forma EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is also adjusted for the historical EBITDA of acquired companies for the periods during the trailing twelve months that the acquired companies results of operations are not included in the historical operating results of Precept. The operating results of acquired companies are also adjusted on a pro forma basis for interest, depreciation, amortization, owners' compensation and non-recurring charges.

     Two banks, Bank One, Texas, NA and Wells Fargo Bank, NA, participated in this Credit Agreement. The Credit Agreement provides for an increase of $10 million if new lenders join the banking group or existing lenders increase their levels of commitment.

     The Credit Agreement includes other customary covenants and conditions relating to the conduct and operation of Precept's business. Specifically, each quarter, Precept will be subject to a 3:1 EBITDA to interest coverage ratio, to minimum net worth levels and to limits on capital expenditures. In addition, acquisitions of companies with a purchase price greater than $7.5 million individually and $25 million on an aggregate annual basis, will require approval from the banking group.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

( c )     Exhibits

10.1 Credit Agreement among Precept Business Services, Inc., the institutions from time to time party hereto, Bank One, Texas, NA, as Agent and First Chicago Capital Markets, Inc., as Arranger, dated March 22, 1999.
99.1      Press release dated March 25, 1999 announcing signing of Credit
          Agreement.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly issued this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PRECEPT BUSINESS SERVICES, INC.

April 6, 1999                 By: /s/ William W. Solomon, Jr.
                                  ------------------------------
                                  William W. Solomon, Jr.
                                  Senior Vice President, Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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